Redeemable Convertible Preferred Stock	3 Months Ended
Mar. 31, 2022
Rigetti Computing, Inc [Member]
Temporary Equity [Line Items]
Redeemable Convertible Preferred Stock
8. REDEEMABLE CONVERTIBLE PREFERRED STOCK
Legacy Rigetti was authorized to issue 73,389,000 shares of Series C preferred stock and 62,537,577 shares of Series
C-1
Preferred Stock with a par value of $0.000001 per share for each class of preferred Stock. Legacy Rigetti’s board of directors is authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, option or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Immediately prior to the effective time of the Business Combination (Note 3), all Legacy Rigetti preferred stock outstanding converted into shares of common stock of Legacy Rigetti (All shares in this Note does not factor in the exchange ratio).